UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 27, 2022

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Sino American Oil Co

(Exact name of registrant as specified in its charter)

Wyoming (State or Other Jurisdiction of Incorporation or Organization)	000-52304 (Commission File Number)	02-3717729 (I.R.S. Employer Identification Number)

2123 Pioneer Avenue, Cheyenne, WY, 82001

(Address of principal executive offices)

360-361-8066

(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Emerging growth company ☐

Item 4.01Changes in Registrant’s Certifying Accountant.

On September 27, 2022, Michael Gillespie & Associates, PLLC (“Gillespie”) resigned as Sino American Oil Corp.’s (the “Company”) independent registered public accounting firm, effective immediately. Gillespie’s audit report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2021, which included an explanatory paragraph as to the Company’s ability to continue as a going concern, did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2021, and in the subsequent interim period through October 3, 2022, there were (i) no disagreements between the Company and Gillespie on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Gillespie, would have caused Gillespie to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Gillespie with a copy of the foregoing disclosures and has requested that Gillespie furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company set forth above. A copy of Gillespie’s letter, dated September 28, 2022, is filed as Exhibit 16.1 to this Current Report.

On September 28, 2022, the Board of Directors (the “Board”) of the Company appointed BF Borgers CPA PC (“Borgers”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the quarter ended September 30, 2022 and the fiscal year ending December 31, 2022.

During the fiscal year ended December 31, 2021, and in the subsequent interim period through October 3, 2022, neither the Company nor anyone on the Company’s behalf consulted Borgers with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by Borgers that Borgers concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01.Financial Statements and Exhibits

(d) Exhibits.

16.1	Letter from MICHAEL GILLESPIE & ASSOCIATES, PLLC, dated September 28, 2022 to the Securities and Exchange Commission

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sino American Oil Company

Date: October 4, 2022	By:	/s/ Boriss Aleksandrov
Boriss Aleksandrov
President